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                                                                   Exhibit 10.34


Loan No. 950114179

                      LIMITED RECOURSE OBLIGATIONS GUARANTY

         THIS LIMITED RECOURSE OBLIGATIONS GUARANTY (the "GUARANTY") is made as of August 24, 2001, by XM SATELLITE RADIO HOLDINGS INC., a Delaware corporation ("GUARANTOR"), in favor of FREMONT INVESTMENT & LOAN, an industrial loan association ("LENDER"). All initially-capitalized terms used herein without definition shall have the meanings given such terms in that certain Loan and Security Agreement of even date herewith between Lender XM 1500 Eckington LLC, a Delaware limited liability company ("BORROWER") (the "LOAN AGREEMENT").

         1.    GUARANTEED OBLIGATIONS.

         In order to induce Lender to loan to Borrower, the sum of Twenty-Nine Million Dollars ($29,000,000) (the "LOAN"), to be evidenced by that certain Secured Promissory Note of even date herewith, executed by Borrower and payable to the order of Lender (the "NOTE"), Guarantor hereby unconditionally and irrevocably guarantees to Lender and to its successors, endorsees and/or assigns the full and prompt payment when due, of all losses, costs, expenses, damages, claims and/or liabilities arising from any of the following:

               (a) Any negligent or grossly negligent tortious conduct or material misrepresentation by Borrower or any of the Principals in connection with the Loan, any of the Loan Documents or any of the collateral covered by the Deed of Trust and the other Loan Documents (the "COLLATERAL") (provided that for purposes of this Section 1(a), a representation shall not be a material misrepresentation as long as (i) it is true as of the Closing Date, and (ii) it ceases to be true after the Closing Date as a result of a circumstance or condition beyond the reasonable control of Borrower or any of its Principals);

               (b) Any waste to any part of the Collateral, except to the extent such waste is due solely to the unavailability of Property Income (as hereafter defined) from the Project after the application of such Property Income to the performance of Borrower's obligations under the Loan Documents;

               (c)  Any failure to deliver to Lender any Casualty Proceeds
(as defined in the Deed of Trust) covering any portion of the Collateral or any Condemnation Proceeds (as defined in the Deed of Trust) as to any portion of the Collateral in accordance with the provisions of the Loan Documents or any failure by Borrower to apply any such proceeds released by Lender to Borrower in accordance with the terms of the Loan Documents;

               (d)  Intentionally Omitted;

               (e) Any failure to deliver to Lender any Rents (as defined in the Assignment of Rents), security deposits or other such amounts relating to the Collateral in accordance with the provisions of the Loan Documents after Borrower is notified by Lender in writing that an Event of Default has occurred under the terms and conditions of any of the Loan Documents and Lender has revoked Borrower's license to collect the Rents in writing in accordance with the Loan Documents;

               (f) Any failure to procure or maintain policies of insurance as required by the Loan Documents;

               (g) Borrower's environmental obligations under the Loan Documents and the obligations of Borrower and any other signatory under the Environmental Indemnity;


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               (h)  Amounts necessary to pay Impositions (as defined in the
Deed of Trust), to the extent not previously deposited with Lender pursuant to
SECTION 1.4 of the Deed of Trust, either paid by Lender and not reimbursed by Borrower prior to, or remaining due or delinquent on, (a) the later of the date on which title to the Collateral vests in the purchaser at a foreclosure sale under the Deed of Trust or the date on which Borrower's statutory right of redemption expires, or (b) the date on which the Collateral is transferred to Lender by a deed in lieu or in aid of foreclosure of the Deed of Trust, except to the extent such Impositions are unpaid solely as a result of the unavailability of Property Income from the Project after the application of such Property Income to the performance of Borrower's obligations under the Loan Documents;

               (i) Subject to SECTIONS 1(b) and 1(h) above, amounts necessary to pay any Liens against the Project or any interest therein which have priority over the lien of the Deed of Trust and which are not expressly permitted by the terms of the Loan Documents; and

               (j) Any modification, amendment, termination or modification of any Major Lease which is not entered into in accordance with the terms of the Loan Documents.

               (k) "Property Income" means, to the extent actually received by or on behalf of Borrower or any Related Party after an Event of Default, any and all: (i) sums payable to or on behalf of Borrower under any lease, including rent, additional rent, escalations, and any and all other payments and charges of any kind; (ii) other issues, profits, royalties, revenues, income, and other benefits of the Project; (iii) damages or claims of Borrower against lessees or others on account of or with respect to the foregoing; and (iv) sums paid in settlement of any of the foregoing.

         2. Notwithstanding anything to the contrary contained herein, Guarantor hereby, unconditionally and irrevocably, guarantees to Lender and to its successors, endorsees and/or assigns the full and prompt payment when due, by acceleration or otherwise, of all obligations of Borrower now or hereafter existing under the Loan Agreement, the Note and the other Loan Documents, whether for principal, interest (including, but not limited to, interest at the Default Interest Rate (as defined in the Note)), fees, expenses or otherwise, in the event of:

               (a) Any fraud, intentional tortious conduct or intentional material misrepresentation by Borrower or any of the Principals in connection with the Loan, any of the Loan Documents or any of the Collateral; or

               (b) Any "transfer" (as defined in SECTION 1.10 of the Deed of Trust) in violation of the provisions of SECTION 1.10 of the Deed of Trust other than mechanics' liens being contested by Borrower in accordance with the Loan Documents.

         3. Notwithstanding anything to the contrary contained herein, if Borrower has distributed any or all of its assets, directly or indirectly, to its members or other owners during the existence of an Event of Default or a monetary Potential Default or a material non-monetary Potential Default of which Borrower has received written notice under the Loan Documents, then Guarantor shall be fully and personally liable for a portion of the Loan and the other amounts owing to Lender under the Loan Documents in an amount equal to the amount of such distributions by Borrower. As used herein, the distribution of assets shall include, without limitation, the repayment of any loans made to Borrower by Guarantor or any interest or other charges payable in connection therewith, the return of capital contributions, distributions upon the termination, liquidation or dissolution of Borrower and the payment of fees, including management, leasing, brokerage and other fees, to the extent such fees exceed the amounts payable in arms' length transactions with third parties.


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The obligations guaranteed pursuant to SECTIONS 1, 2, and 3 are hereinafter collectively referred to as the "GUARANTEED OBLIGATIONS."

         4.    CONTINUING LIABILITY.

               Guarantor agrees as follows:

               (a) Guarantor shall continue to be liable under this Guaranty and the provisions hereof shall remain in full force and effect notwithstanding:
(i) any modification, agreement or stipulation between Borrower and Lender, or their respective successors and assigns, with respect to the Loan Agreement or any of the other Loan Documents or the obligations encompassed there by;
(ii) Lender's waiver of or failure to enforce any of the terms, covenants or conditions contained in the Loan Documents or in any modification thereof;
(iii) any release of Borrower or any other guarantor from any liability with respect to the Guaranteed Obligations or any portion thereof; (iv) any release or subordination of any real or personal property then held by Lender as security for the performance of the Guaranteed Obligations or any portion thereof; or (v) Lender's enforcement of or failure to enforce any other guaranty of all or any portion of the Guaranteed Obligations.

               (b) Guarantor's liability under this Guaranty shall continue until the earlier to occur of: (i) the full and complete satisfaction of the Guaranteed Obligations; or (ii) the full payment of the principal and all accrued interest due under the Note and all other amounts payable by Borrower under the Loan Documents, and shall not be reduced by virtue of any partial payment by Borrower of any amount due under the Note or under any of the Loan Documents or by Lender's recourse to any collateral or security.

               (c) The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of the Guaranteed Obligations and/or any obligations of the Borrower or any other persons or entities heretofore given or hereafter to be given to Lender, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of Guarantor to Lender shall at all times be deemed to be the aggregate liability of Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by Guarantor to Lender.

         5.    REPRESENTATIONS AND WARRANTIES.

               Guarantor hereby represents and warrants as follows:

               (a) Guarantor is a member and manager of Borrower, and Lender's agreement to make the Loan to Borrower is of substantial and material benefit to Guarantor. Guarantor now has and will continue to have full and complete access to any and all information concerning the transactions contemplated by the Loan Documents or referred to therein, the value of the assets owned or to be acquired by Borrower, Borrower's financial status and its ability to perform the Guaranteed Obligations.

               (b) Guarantor has reviewed and approved the Loan Documents and is fully informed of the remedies Lender may pursue, with or without notice to Borrower, in the event of a default under the Loan Documents.

               (c) Guarantor has the requisite power and authority to own and manage its properties, to carry on its business as now being conducted, and to execute and deliver this Guaranty and to perform its obligations hereunder. Guarantor is in compliance with all laws, regulations, ordinances and orders of governmental or public authorities applicable to it.

              (d) The execution, delivery and performance by Guarantor of this Guaranty are within the power and capacity of Guarantor, and will not violate any provision of law, any order of any court or agency of government, or any indenture, agreement or any other instrument to which Guarantor is a party


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or by which Guarantor or its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of the Loan Documents. This Guaranty, when delivered to Lender, will constitute a legal, valid and binding obligation enforceable against Guarantor in accordance with its terms.

               (e) All financial statements and data that have been given to Lender by Guarantor are complete and correct in all material respects as of the date given; accurately present the financial condition of Guarantor on each date as of which, and the results of Guarantor's operations for the periods for which, the same have been furnished; and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby. There has been no material adverse change in the financial condition or operations of Guarantor since the date of the most recent financial statement given to Lender.

               (f) Guarantor is not in default under any agreement or instrument which default materially and adversely affects Guarantor's present or proposed business, properties or assets, or operations or conditions (whether financial or otherwise).

               (g) There is not now pending against or affecting Guarantor, nor to the knowledge of Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any governmental or administrative agency that, if adversely determined, would materially and adversely impair or affect the financial condition or operations of Guarantor.

               (h) Guarantor has filed all federal, state, county, municipal and other income tax returns required to have been filed by Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by Guarantor, and Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

         6.    COVENANTS AND AGREEMENTS.

               Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unsatisfied, Guarantor shall, unless Lender shall otherwise consent in advance in writing:

               (a) keep itself fully informed as to all aspects of Borrower's financial condition and the performance of the Guaranteed Obligations;

               (b) file all federal, state, county, municipal and other income tax returns required to be filed by it and pay before the same become delinquent all taxes that become due pursuant to such returns or pursuant to any assessments received by it; and

               (c) maintain full and complete books of account and other records reflecting the results of its operations in accordance with generally accepted accounting principals, with respect to non-public companies, in form reasonably satisfactory to Lender, or in form approved by Lender prior to the Closing Date, and furnish to Lender such information about the financial condition of Guarantor as Lender shall reasonably request, including, but not limited to, financial statements; provided, however, that if Lender shall request non-public financial information from Guarantor, then Lender shall sign a confidentiality agreement in form reasonably satisfactory to Lender and Guarantor before Guarantor shall be required to deliver such non-public information to Lender.


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         7.    UNCONDITIONAL LIABILITY.

               The liability of Guarantor under this Guaranty is a guaranty of performance and not of collectibility, and is not conditional or contingent upon the genuineness, validity, regularity or enforceability of the Loan Documents or other instruments relating to the creation or performance of the Guaranteed Obligations or the pursuit by Lender of any remedies which it now has or may hereafter have with respect thereto under the Loan Documents, at law, in equity or otherwise.

         8.    WAIVERS.

               (a) Guarantor here by waives, to the extent permitted by law: all notices to Guarantor, to Borrower or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension or modification of the Guaranteed Obligations, or of default in the performance of the Guaranteed Obligations (or any portion thereof) and enforcement of any right or remedy with respect thereto or notice of any other matters relating thereto; diligence and demand of performance; any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; and all principles or provisions of law which conflict with the terms of this Guaranty. Guarantor further agrees that Lender may enforce this Guaranty upon the occurrence of an Event of Default under the Note or any of the Loan Documents (as "Event of Default" is defined therein), notwithstanding the existence of any dispute between Borrower and Lender with respect to the existence of the Event of Default or performance of the Guaranteed Obligations (or any portion thereof) or any counterclaim, set-off or other claim which Borrower may allege against Lender with respect thereto. Moreover, Guarantor agrees that to the full extent allowed by law its obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

               (b) Guarantor further agrees that nothing contained herein shall prevent Lender from suing on the Note or from exercising any rights available to it thereunder or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor understands that the exercise by Lender of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any right and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, and notwithstanding any enforcement of any other guaranty, Guarantor shall remain bound under this Guaranty.

               (c) Guarantor agrees that it shall have no right of subrogation against Borrower or against any collateral or security provided for in the Loan Documents. Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against such collateral or security shall be junior and subordinate to any rights Lender may have against Borrower and to all right, title and interest Lender may have in such collateral or security. Lender may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights that Guarantor may have, and upon any disposition or sale, any rights of subrogation Guarantor may have shall terminate with respect to such item.

               (d) Guarantor's sole right with respect to any foreclosure of real or personal property collateral shall be to bid at such sale in accordance with applicable law. Guarantor acknowledges and


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agrees that Lender may also bid at any such sale and in the event such collateral is sold to Lender in whole or partial satisfaction of the obligations owed to Lender, Guarantor shall have no further right or interest with respect thereto. Notwithstanding anything to the contrary here in, no provision of this Guaranty shall be deemed to limit, decrease, or in any way to diminish any rights of set-off Lender may have with respect to any cash, cash equivalents, certificates of deposit, notes or the like which may now or hereafter be put on deposit with Lender by Borrower or by Guarantor. Upon the occurrence and during the continuance of any Event of Default under any of the Loan Documents, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of any Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Lender agrees promptly to notify Guarantor after any set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application or this Guaranty. The rights of Lender under this SECTION 8(d) are in addition to other rights and remedies (including, without limitation, other rights to set-off) which Lender may have.

          9.   DIRECT ENFORCEMENT.

               Guarantor agrees that Lender may enforce this Guaranty without the necessity of resorting to or exhausting any security or collateral securing the Guaranteed Obligations, without the necessity of proceeding against any other guarantor (whether under this Guaranty or any other guaranty), and without the necessity of proceeding against Borrower. Guarantor hereby waives the right to require Lender to proceed against Borrower, to foreclose any lien on any real or personal property securing the Guaranteed Obligations, to exercise any right or remedy under the Loan Documents, to pursue any other remedy or to enforce any other right.

          10.  NOT AFFECTED BY BANKRUPTCY.

               Notwithstanding any modification, discharge or extension of the Guaranteed Obligations or any amendment, modification, stay or cure of Lender's rights which may occur in any bankruptcy or reorganization case or proceeding concerning Borrower, whether permanent or temporary, and whether assented to by Lender, Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Guaranteed Obligations and discharge its other obligations in accordance with the terms of the Guaranteed Obligations and the terms of this Guaranty in effect on the date hereof. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Borrower. Without in any way limiting the generality of the foregoing, any subsequent modification of the Guaranteed Obligations in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to pay and perform the Guaranteed Obligations in accordance with their original terms.

          11.  SECURITY INTEREST.

          Guarantor hereby grants Lender a security interest in any personal property of Borrower in which Guarantor now has or hereafter acquires any right, title or interest. Guarantor agrees that such security interest shall be additional security for the obligations hereby guaranteed. Such security interest shall be superior to any rights of Guarantor in such property or assets until the Guaranteed Obligations have been fully satisfied and performed.

          12.  WRITTEN WAIVERS BY LENDER REQUIRED.

               No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay


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in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

         13.   NOTICES.

               Any notice, or other document or dem and required or permitted under this Guaranty shall be in writing addressed to the appropriate address set forth below and shall be deemed delivered upon the earliest of (a) actual receipt, (b) the next business day after the date when sent by recognized overnight courier, or (c) the second business day after the date when sent by registered or certified mail, postage prepaid. Any party may, from time to time, change the address at which such written notice or other documents or demands are to be sent, by giving the other party written notice of such change in the manner hereinabove provided.

               To Guarantor:  XM Satellite Radio Holdings Inc.
                              1500 Eckington Place, NE
                              Washington, DC 20002

               To Lender:     Fremont Investment & Loan
                              175 N. Riverview Drive
                              Anaheim, California 92808
                              Attention: Commercial Real Estate
                              Loan No. 950114179

          14.  SURVIVAL OF REPRESENTATIONS AND CERTAIN AGREEMENTS.

               All agreements, indemnities, representations and warranties made herein shall survive the execution and delivery of this Guaranty, the making of the Loan and the execution and delivery of the Note. All representations and warranties made in this Guaranty shall further survive any and all investigations and inquiries made by Lender. Notwithstanding anything in this Guaranty or implied by law to the contrary, any indemnities made by Guarantor herein shall survive the payment of the Loan, the satisfaction of the Guaranteed Obligations, and/or the termination of this Guaranty.

          15.  PARTIAL PERFORMANCE.

               Guarantor's performance of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for that portion of the Guaranteed Obligations which is not performed. Without in any way limiting the generality of the foregoing, in the event that Lender is awarded a judgment in any suit brought to enforce Guarantor's covenant to perform a portion of the Guaranteed Obligations, such judgment shall in no way be deemed to release Guarantor from its covenant to perform any portion of the Guaranteed Obligations which is not the subject of such suit.

          16.  NO THIRD PARTY BENEFICIARIES.

               This Guaranty is solely for the benefit of Lender and its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including Borrower.

          17.  SEVERABILITY.

               If any term of this Guaranty or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Guaranty shall be valid and enforceable to the fullest extent.


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          18.  RULES OF CONSTRUCTION.

               Where the identity of the parties to this Guaranty or the circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. Article and Section headings in this Guaranty and the other Loan Documents are included for convenience of reference only and shall not constitute a part of this Guaranty or such other Loan Documents for any other purpose or be given any substantive effect. The recitals to this Guaranty and to each of the other Loan Documents are incorporated herein and therein and made a part hereof and thereof.

          19.  APPLICABLE LAW.

               This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the District of Columbia.

          20.  SUCCESSORS AND ASSIGNS.

               This Guaranty shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. As used herein, "Lender" (or similar references to the lender) shall include all holders of the Note, including, without limitation, pledgees of the Note, whether or not named herein or therein provided that each such Pledgee is a regulatory agency; provided further that whenever this Guaranty requires the consent or approval of Lender, the consent or approval of such Pledgee shall not be required without Guarantor's prior written consent, which consent shall not unreasonably be withheld. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors authorized by Lender. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against his or her separate and community property for all of his or her obligations under this Guaranty.

          21.  DISCLOSURE OF INFORMATION.

               Guarantor hereby acknowledges and agrees that upon the request of any partner, member or shareholder of Guarantor, as applicable, Lender may disclose to such party any information (including, without limitation, financial information) relating to the Loan and Guarantor's performance of its obligations hereunder. Guarantor hereby indemnifies and agrees to defend and hold harmless the Indemnitees from and against any and all expenses, loss, claims, damage or liability, including, without limitation, attorneys' fees and costs, arising by reason of any disclosure of information by Lender under this
Section 21.

          22.  COUNTERPARTS.

               This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature and, if applicable, acknowledgment pages may be detached from the counterparts and attached to a single copy of the applicable document to physically form one document, which may be recorded if applicable.

          23.  ENTIRE GUARANTY.

               This Guaranty sets forth the entire understanding between Guarantor and Lender relative to the Loan and this Guaranty and the same supersede all prior agreements and understandings relating to the subject matter hereof or thereof.


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          24.  TIME IS OF THE ESSENCE.

               Time is strictly of the essence of this Guaranty and the other Loan Documents.

          25.  ATTORNEYS' FEES AND COSTS.

               In the event of any litigation regarding the enforcement or validity of this Guaranty, Guarantor shall be obligated to pay all charges, costs and expenses (including attorneys' fees and costs) incurred by Lender, whether or not such litigation is prosecuted to judgment. The recovery of post-judgment fees, costs and expenses are separate and several and shall survive the merger of this Guaranty into any judgment. As used here in, "attorneys ' fees and costs " shall have the meaning given in the Loan Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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               IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the year and date first above written.

                                            XM SATELLITE RADIO HOLDINGS INC.,
                                            a Delaware corporation

                                            By:
                                                    ----------------------------
                                            Name:
                                                    ----------------------------
                                            Title:
                                                    ----------------------------







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